Taxation	6 Months Ended
Jun. 30, 2024
Taxation
Taxation

12.Taxation

For the six months ended June 30, 2024 and 2023 the Group recognized income tax expense in the amount of 1,864 and 1,074 respectively.

The applicable tax rate used for reconciliation of the effective tax rate below is 12.5%, which is the tax rate enacted in Cyprus, the place where our revenue is mainly generated, at the end of the reporting period. The holding company is established in British Virgin Islands which have a zero-rated income tax regime.

(a)Cyprus IP box regime

In 2012, the government of Cyprus introduced a regime applicable to Intellectual Property (IP) (the ‘Old IP Regime’). The provisions of the Old IP regime allow for an 80% deemed deduction on royalty income and capital gains upon disposal of IP, owned by Cypriot resident companies (net of any direct expenses and amortization amounts over a 5-year period), bringing the effective tax rate on eligible IP income down to 2.5%.

In 2016, the House of Representatives passed amendments to the Income Tax Law (the ‘New IP Regime’) in order to align the current Cyprus IP tax legislation with the provisions of Action 5 of the OECD’s Base Erosion and Profit Shifting (BEPS) project. The amendments apply retroactively, from July 1, 2016, but according to transitional arrangements, companies benefiting from the Old IP Regime could continue to apply its provisions until June 30, 2021, as long as the IP assets either generated income or their development was completed as at June 30, 2016. Therefore, the Group continued to benefit from the Old IP Regime up to June 30, 2021.

Starting from July 1, 2021, the Group applies the provisions of the New IP Regime, which are based on the nexus approach. According to the nexus approach, for an intangible asset to qualify for the benefits of the regime, there needs to be a direct link between the qualifying income and the qualifying expenses contributing to that income. An amount equal to 80% of the qualifying profits earned from qualifying intangible assets are excluded from the taxable profit and, as a result, the effective tax rate on eligible IP income can be as low as 2.5%.

Under both the Old and the New IP Regimes, in case a loss arises instead of profit, the amount of loss that can be set off is limited to 20%. The respective tax loss can be carried forward and utilized for the period of 5 years. Ending of the Old IP Box regime on June 30, 2021 and transition to the New IP Regime does not affect the amount of income tax recognized at June 30, 2024, nor is it expected to increase the Group’s future current tax charge significantly.

(b)Reconciliation of the effective tax rate

The reconciliation of the effective tax rate to a statutory tax rate is presented in a table below:

	Six months ended	Six months ended	Three months ended	Three months ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Profit before income tax	15,137	12,417	15,699	19,845
Tax calculated at the applicable tax rate	(1,892)	(1,552)	(1,962)	(2,481)
Effect of different tax rates in other countries	(85)	(755)	(81)	(631)
Tax effect of expenses not deductible for tax purposes and non-taxable income	(919)	293	(313)	564
Tax effect of deductions under special tax regimes	1,843	1,752	1,522	1,801
Tax effect of tax losses brought forward	178	36	126	30
Tax effect of not recognised deferred tax asset regarding the loss carryforward	(178)	(321)	(126)	621
Overseas tax in excess of credit claim used during the period	(811)	(491)	(152)	(231)
Underprovision of prior year tax liability	—	(36)	—	—
Income tax expense	(1,864)	(1,074)	(986)	(327)

Income tax liability as at the balance sheet date is 3,516 (6,473: as at December 31, 2023) and includes an amount of 687 recognized for certain tax uncertainties and risks regarding the determination of taxable income resulting from the acquisition of Cubic Games Studio Ltd.

(c)Uncertainty over the income tax treatment and unrecognized deferred tax asset

Starting from January 1, 2019 the Group has changed its tax reporting principles, judgments and estimates in a few areas including, among others, revenue recognition for in-game purchases and software development costs, which resulted in a substantial amount of revenues related to in-game purchases made by Group’s consumers in 2019 being deferred to 2020 and beyond (see Note 25 for details), as well as software development costs being expensed as incurred. As a consequence, the Company’s major operating subsidiary has booked substantial tax losses in 2019, 2020 and 2021.

Tax losses may be carried forward for five years. Group companies may deduct losses against profits arising during the same tax year. As at June 30, 2024 the Group did not recognize a deferred tax asset of 22 resulting from the tax losses reported in 2021, because of the uncertainties regarding the Group’s ability to use the losses carried forward against the taxable profits in the future (as at December 31, 2023: 25). Tax losses for which no deferred tax asset was recognized mainly expire in 2026.

(d)Prepaid tax

As at June 30 2024, prepaid tax amount relates to overpaid corporate income tax by Cubic Games Studio Ltd. As at December 31, 2023, prepaid tax amount mainly related to overpaid corporate tax of Nexters Global Limited. On February 16, 2024, the tax examination of Nexters Global Ltd was finalised and the refund was approved and used to offset the tax liability for the years 2022 and 2023.